Exhibit 4.4.2

                                                                CONFORMED COPY







                              Dated 23 May, 2007



                           GRANITE MASTER ISSUER PLC
                               as Master Issuer


                               BARCLAYS BANK PLC
                       as a New Issuer Secured Creditor


                          CREDIT SUISSE INTERNATIONAL
                       as a New Issuer Secured Creditor


                        DEUTSCHE BANK AG, LONDON BRANCH
                       as a New Issuer Secured Creditor


                             THE BANK OF NEW YORK
                  as Note Trustee and Issuer Security Trustee


                                    - and -


                                    OTHERS






-------------------------------------------------------------------------------

                           ISSUER DEED OF ACCESSION

-------------------------------------------------------------------------------



                                SIDLEY AUSTIN
                                -------------
                                    SIDLEY

                                   CONTENTS

1.   INTERPRETATION..........................................................3

2.   REPRESENTATIONS AND WARRANTIES..........................................3

3.   ACCESSION...............................................................3

4.   SCOPE OF THE ISSUER DEED OF CHARGE......................................4

5.   APPLICATION.............................................................4

6.   NOTICES.................................................................4

7.   THIRD PARTY RIGHTS......................................................5

8.   EXECUTION IN COUNTERPARTS...............................................5

9.   GOVERNING LAW...........................................................5

THIS DEED is made on 23 May, 2007

BETWEEN:

(1) GRANITE MASTER ISSUER PLC (registered number 5250668) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Master Issuer;

(2) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 40th Floor, One Canada Square, London E14 5AL, United Kingdom, in its capacity as (1) Issuer Security Trustee and (2) Note Trustee;

(3) CITIBANK, N.A., acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, in its capacity as (1) Principal Paying Agent, (2) Agent Bank, (3) Registrar, (4) Transfer Agent and (5) an Issuer Account Bank;

(4) CITIBANK, N.A., acting through its office at 14th Floor, 388 Greenwich Street, New York, N.Y. 10013, U.S.A., in its capacity as US Paying Agent;

(5) NORTHERN ROCK PLC (registered number 03273685) a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, in its capacity as (1) Issuer Cash Manager, (2) Issuer GIC Provider, (3) Start-Up Loan Provider and (4) an Issuer Account Bank;

(6) LAW DEBENTURE CORPORATE SERVICES LIMITED (registered number 3388362) a private limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as the Corporate Services Provider;

(7) CITIGROUP GLOBAL MARKETS LIMITED in its capacity as the Issuer Swap Provider in respect of the Series 2005-3 Notes;

(8) BARCLAYS BANK PLC ("Barclays") a public limited company incorporated under the laws of England and Wales, acting through its branch at 5, The North Colonnade, Canary Wharf, London E14 4BB in its capacity as (1) an Issuer Swap Provider in respect of the Series 2005-1 Notes, the Series 2005-2 Notes, the Series 2006-1 Notes, the Series 2006-3 Notes, the Series 2007-1 Notes and the Series 2007-2 Notes and (2) a New Issuer Secured Creditor;

(9) ABN AMRO BANK N.V., LONDON BRANCH ("ABN") acting through its branch at 250 Bishopsgate, London EC2M 4AA in its capacity as an Issuer Swap Provider in respect of the Series 2005-1 Notes, the Series 2006-3 Notes and the Series 2007-1 Notes;

(10) HSBC BANK PLC ("HSBC") (registered number 00014259) acting through its office at 8 Canada Square, London E14 5HQ in its capacity as an Issuer Swap Provider in respect of the Series 2005-1 Notes, the Series 2006-1 Notes and the Series 2007-1 Notes;

(11) BANQUE AIG, LONDON BRANCH ("Banque AIG") in its capacity as an Issuer Swap Provider in respect of the Series 2005-4 Notes, the Series 2006-2 Notes and the Series 2006-4 Notes;

(12) SWISS RE FINANCIAL PRODUCTS CORPORATION ("Swiss Re") in its capacity as an Issuer Swap Provider in respect of the Series 2005-4 Notes;

(13) UBS AG, LONDON BRANCH ("UBS") acting through its office at 100 Liverpool Street, London EC2M 2RH in its capacity as an Issuer Swap Provider in respect of the Series 2006-1 Notes and the Series 2006-4 Notes;

(14) DEUTSCHE BANK AG, LONDON BRANCH ("Deutsche Bank") in its capacity as (1) an Issuer Swap Provider in respect of the Series 2006-2 Notes and the Series 2007-2 Notes and (2) a New Issuer Secured Creditor; and

(15) CREDIT SUISSE INTERNATIONAL ("Credit Suisse") having its registered office at One Cabot Square, London E14 4QJ in its capacity as (1) an Issuer Swap Provider in respect of the Series 2007-2 Notes and (2) a New Issuer Secured Creditor.

NOW THIS DEED WITNESSES AS FOLLOWS

WHEREAS

(A) Pursuant to the terms of the Issuer Swap Agreements entered into between the Master Issuer and Deutsche Bank (the "US Dollar Issuer Swap Agreements"), each dated 23 May, 2007, the Master Issuer has agreed to make certain payments in sterling to Deutsche Bank in exchange for payments in US Dollars.

(B) Pursuant to the terms of the Issuer Swap Agreement entered into between the Master Issuer and Deutsche Bank (the "Canadian Dollar Issuer Swap Agreement"), dated 23 May, 2007, the Master Issuer has agreed to make certain payments in sterling to Deutsche Bank in exchange for payments in Canadian Dollars.

(C) Pursuant to the terms of the Issuer Swap Agreement entered into between the Master Issuer and Barclays (the "Class 4A1 US Dollar Issuer Swap Agreement"), dated 23 May, 2007, the Master Issuer has agreed to make certain payments in sterling to Barclays in exchange for payments in US Dollars;

(D) Pursuant to the terms of the Issuer Swap Agreements entered into between the Master Issuer and Credit Suisse (the "Euro Issuer Swap Agreements"), each dated 23 May, 2007, the Master Issuer has agreed to make certain payments in sterling to Credit Suisse in exchange for payments in Euro.

(E) The Master Issuer has agreed to provide the Issuer Security Trustee with the benefit of the security described in the Issuer Deed of Charge to secure the Master Issuer's obligations to the Issuer Secured Creditors.

(F) The terms of the Issuer Deed of Charge permit the Master Issuer to secure its obligations to a New Issuer Secured Creditor thereunder.

(G) Each New Issuer Secured Creditor has agreed to enter into this Deed to accede to the provisions of the Issuer Deed of Charge.

(H) The Issuer Secured Creditors have agreed to enter into this Deed to, inter alia, acknowledge and agree to such accession.

1.    INTERPRETATION

      The Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January, 2005, and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January, 2005 (as the same may be amended, varied or supplemented from time to time with the consent of the parties thereto) are expressly and specifically incorporated into and shall apply to this Deed.

      The Issuer Master Definitions Schedule specified above shall prevail to the extent it conflicts with the Programme Master Definitions Schedule.

2.    REPRESENTATIONS AND WARRANTIES

      The Master Issuer hereby represents and warrants to the Issuer Security Trustee and each of the Issuer Secured Creditors in respect of itself that as of the date of this Deed the conditions to issuing further Issuer Notes set out in the Programme Agreement and the Issuer Trust Deed are satisfied.

3.    ACCESSION

      In consideration of the New Issuer Secured Creditors each being accepted as an Issuer Secured Creditor for the purposes of the Issuer Deed of Charge by the parties thereto as from the date of this Deed, each New Issuer Secured Creditor:

      (a) confirms that as from 23 May, 2007, it intends to be a party to the Issuer Deed of Charge as an Issuer Secured Creditor;

      (b)   undertakes to comply with and be bound by:

            (i) the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005; and

            (ii) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005,

            (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto); and confirms that the Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Programme Master Definitions Schedule;

      (c) undertakes to perform, comply with and be bound by all of the provisions of the Issuer Deed of Charge in its capacity as an Issuer Secured Creditor, as if it had been an original party thereto including, without limitation, as provided in Clause 5 (Restrictions on Exercise of Certain Rights), Clause 7.3 (Issuer Post-Enforcement Priority of Payments), Clause 7.6 (Issuer Security Trustee Rights upon Enforcement), Clause 19.3 (Issuer Secured Creditors) and
            Schedule 2 (Issuer Priority of Payments) of the Issuer Deed of Charge; and

      (d) agrees that the Issuer Security Trustee shall be the Issuer Security Trustee of the Issuer Deed of Charge for all Issuer Secured Creditors upon and subject to the terms set out in the Issuer Deed of Charge.

4.    SCOPE OF THE ISSUER DEED OF CHARGE

      The Master Issuer, each New Issuer Secured Creditor and the Issuer Security Trustee hereby agree that as from the date of this deed and for the relevant purposes under the Issuer Deed of Charge, the Programme Master Definitions Schedule and the Issuer Master Definitions Schedule:

      (a) each of the US Dollar Issuer Swap Agreements, the Canadian Dollar Issuer Swap Agreement, the Class 4A1 US Dollar Issuer Swap Agreement and the Euro Issuer Swap Agreements shall be an Issuer Transaction Document and shall be subject to the Security Interests set out in Clause 2 (Security Interests) of the Issuer Deed of Charge; and

      (b)   each New Issuer Secured Creditor shall be an Issuer Secured
            Creditor.

5.    APPLICATION

      Prior to and following enforcement of the Issuer Security all amounts at any time held by the Master Issuer, the Issuer Cash Manager or the Issuer Security Trustee in respect of the security created under or pursuant to this Deed (if any) and the Issuer Deed of Charge shall be held and/or applied by such person subject to and in accordance with the relevant provisions of the Issuer Cash Management Agreement and the Issuer Deed of Charge.

6.    NOTICES

      Any notice or communication under or in connection with this Deed, the Issuer Deed of Charge, the Issuer Master Definitions Schedule or the Programme Master Definitions Schedule shall be given to the people in the manner and at the times set out in Clause 23 (Notices) of the Issuer Deed of Charge, to the addresses given in the Clause headed "Notices" in each Issuer Deed of Accession and to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

6.1   The address referred to in this Clause 6 for Deutsche Bank is:

      Deutsche Bank AG, London Branch
      Winchester House
      1 Great Winchester Street
      London EC2N 2DB
      UNITED KINGDOM

      For the attention of:      OTC Derivatives
      Facsimile:                 +44 20 7545 4455
      or such other address and/or numbers as Deutsche Bank may notify to the parties to the Issuer Deed of Charge in accordance with the provisions thereof.

6.2   The address referred to in this Clause 6 for Barclays is:

      5, The North Colonnade
      Canary Wharf
      London E14 4BB

      For the attention of:      Derivatives Director, Legal Division
      Facsimile:                 +44 20 7773 4932

      or such other address and/or numbers as Barclays may notify to the parties to the Issuer Deed of Charge in accordance with the provisions thereof.

6.3   The address referred to in this Clause 6 for Credit Suisse is:

      One Cabot Square
      London E14 4QJ

      For the attention of:    (1)    Head of Credit Risk Management
                               (2)    Managing Director - Operations Department
                               (3)    Managing Director - Legal Department

      Facsimile:               +44 20 7888 2686

      or such other address and/or numbers as Credit Suisse may notify to the parties to the Issuer Deed of Charge in accordance with the provisions thereof.

7.    THIRD PARTY RIGHTS

      A person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

8.    EXECUTION IN COUNTERPARTS

      This Deed may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

9.    GOVERNING LAW

9.1 This Deed is governed by, and shall be construed in accordance with, English law.

9.2 Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

9.3 Each of the parties hereto irrevocably waives any objection which it might now or


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

      hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

IN WITNESS WHEREOF this Deed has been executed as a deed and delivered by the parties hereto on the day and year first above written.

as Master Issuer
EXECUTED AND DELIVERED AS A DEED                                       )
by                                                                     )
GRANITE MASTER ISSUER PLC                                              )
acting by two directors                                                )

/s/ Ian Bowden
for and on behalf of
LDC Securitisation Director No. 1 Limited
Director

Name: Ian Bowden


/s/ S Tyson
for and on behalf of
LDC Securitisation Director No. 2 Limited
Director

Name: Sharon Tyson




as Issuer Security Trustee and Note Trustee
EXECUTED AND DELIVERED AS A DEED                                       )
by                                                                     )
THE BANK OF NEW YORK                                                   )
by its duly authorised signatory                                       )

/s/ H Kim


Name: Helen Kim
         Vice President
         The Bank of New York

in the presence of:
                                     Signature          /s/ I Bass
                                                        Witness
                                     Full name          IVAN BASS
                                     Occupation         TRUST ASSOCIATE
                                     Address            The Bank of New York
                                                        One Canada Square
                                                        London E14 5AL
as Agent Bank, Account Bank, Principal Paying Agent, Registrar and Transfer
Agent
EXECUTED AND DELIVERED AS A DEED                                       )
by                                                                     )
CITIBANK, N.A.                                                         )
by its duly authorised signatory                                       )

/s/ G Mitchell


Name: GEORGIA MITCHELL




in the presence of:
                                 Signature         /s/ DJ Kemp
                                                   Witness
                                 Full name         DAREN KEMP
                                 Occupation        PARALEGAL
                                 Address           25 BASINGHALL ST, LONDON




as US Paying Agent

EXECUTED AND DELIVERED AS A DEED                                       )
by                                                                     )
CITIBANK N.A.                                                          )
by its duly authorised signatory                                       )

/s/ G Mitchell


Name: GEORGIA MITCHELL

in the presence of:
                                 Signature         /s/ DJ Kemp
                                                   Witness
                                 Full name         DAREN KEMP
                                 Occupation        PARALEGAL
                                 Address           25 BASINGHALL ST, LONDON
as Issuer Cash Manager, Issuer GIC Provider and
Start-Up Loan Provider  and Issuer Transaction Account
Bank
EXECUTED AND DELIVERED AS A DEED                                       )
for and on behalf of                                                   )
NORTHERN ROCK PLC                                                      )
by its duly authorised attorney                                        )

/s/ Phillip N Robinson


Name: PHILLIP N ROBINSON


in the presence of:
                                 Signature         /s/ H Dodds
                                                   Witness
                                 Full name         HAZEL DODDS
                                 Occupation        SECURITISATION ASSOCIATE
                                 Address           Northern Rock plc
                                                   Northern Rock House
                                                   Gosforth
                                                   Newcastle upon Tyne
                                                   NE3 4PL



as Corporate Services Provider
EXECUTED AND DELIVERED AS A DEED                                       )
by                                                                     )
LAW DEBENTURE CORPORATE                                                )
SERVICES LIMITED                                                       )
acting by a director and its secretary                                 )

/s/ Ian Bowden
Director

Name: Ian Bowden


/s/ S Tyson
Secretary

Name: Sharon Tyson
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                                       )
for and on behalf of                                                   )
CITIGROUP GLOBAL MARKETS LIMITED                                       )
by its duly authorised signatory                                       )

/S/ Valentin A Ehmer


Name: VALENTIN EHMER


in the presence of:
                                 Signature         /s/ Mark Mathieson
                                                   Witness
                                 Full name         MARK MATHIESON
                                 Occupation        Investment Banking
                                 Address           33 Canada Sq, London E14 5LB









as an Issuer Swap Provider and New Issuer Secured Creditor
EXECUTED AND DELIVERED AS A DEED                                       )
for and on behalf of                                                   )
BARCLAYS BANK PLC                                                      )
by its duly authorised attorney                                        )

/s/ J Martin


Name:    Jonathan Martin
         Director-Legal UK & Europe
         Authorised to Sign

in the presence of:
                                 Signature         /s/ Clair Puttick
                                                   Witness
                                 Full name         CLAIR PUTTICK
                                 Occupation        ADMINISTRATOR
                                 Address           c/o 5 THE NORTH COLONNADE
                                                   CANARY WHARF
                                                   LONDON E14 4BB
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                                       )
for and on behalf of                                                   )
ABN AMRO BANK N.V., LONDON BRANCH                                      )
by two duly authorised signatories                                     )

/s/ JL Hogan
Authorised Signatory

Name:


/s/ DH Scott
Authorised Signatory

Name:



as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                                       )
for and on behalf of                                                   )
HSBC BANK PLC                                                          )
by its duly authorised attorney                                        )

/s/ James Collins


Name: JAMES COLLINS


in the presence of:
                                 Signature         /s/ A Versey
                                                   Witness
                                 Full name         MRS AC VERSEY
                                 Occupation        DIRECTOR, BANKING
                                 Address           HSBC Bank plc
                                                   Corporate, Investment
                                                   Banking & Markets
                                                   Level 19
                                                   8 Canada Square
                                                   Lnodon E14 5HO
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                                       )
for and on behalf of                                                   )
BANQUE AIG, LONDON BRANCH                                              )
by its duly authorised attorney                                        )

/s/ Richard Evelyn


Name: RICHARD EVELYN


in the presence of:
                                 Signature         /s/ S Stockes
                                                   Witness
                                 Full name         SUZANNE STOKES
                                 Occupation        ASSISTANT
                                 Address           NO 1 CURZON ST
                                                   LONDON W15 5RT



as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                                       )
for and on behalf of                                                   )
SWISS RE FINANCIAL PRODUCTS                                            )
CORPORATION                                                            )
by its duly authorised attorney                                        )

/s/ F Ronan
Name:    FRANK RONAN
         Managing Director
         Swiss Re Financial Products Corp.

                              ADDRESS FOR NOTICES AND COMMUNICATIONS:
                              Swiss Re Financial Products Corporation
                              55 East 52nd Street
                              New York, New York 10055
                              Attention: General Counsel
                              Facsimile: (212) 317-5474

in the presence of:
                                 Signature         /s/ S Ill
                                                   Witness
                                 Full name         Sarah Ill
                                 Occupation        Associate
                                 Address           55 E 52nd Street
                                                   New York, NY 10055
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                                       )
for and on behalf of                                                   )
UBS A.G., LONDON BRANCH                                                )
by two of its duly authorised signatories                              )

/s/ K Binions


Name:    Kate Binions
         Director
         Traded Products Legal

/s/ F Downard


Name:    Fleur Downard
         Director
         Traded Products Legal
as an Issuer Swap Provider and New Issuer Secured Creditor
EXECUTED AND DELIVERED AS A DEED                                       )
for and on behalf of                                                   )
DEUTSCHE BANK AG, LONDON BRANCH                                        )
by two of its duly authorised signatories                              )

/s/ M Wallis


Name:    MEGAN WALLIS
         LEGAL COUNSEL



/s/ N Townsend


Name:    NATHAN TOWNSEND
         LEGAL COUNSEL


in the presence of:
                                 Signature         /s/ A Simpson
                                                   Witness
                                 Full name         ALISON SIMPSON
                                 Occupation        LEGAL SECRETARY
                                 Address           DB LONDON


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

as an Issuer Swap Provider and New Issuer Secured Creditor
EXECUTED AND DELIVERED AS A DEED                                       )
for and on behalf of                                                   )
CREDIT SUISSE INTERNATIONAL                                            )
by two of its duly authorised signatories                              )

/s/ P Bains


Name:    Parminder Bains
         Vice President


/s/ U Schefe

Name:    Ulrike Schefe
         Authorised Signatory


in the presence of: L CUTTS
                                 Signature         /s/ L Cutts
                                                   Witness
                                 Full name         L CUTTS
                                 Occupation        SECRETARY
                                 Address           ONE CABOT SQ
                                                   LONDON







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